UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2006 (January 10, 2006)

NITCHES, INC.

(Exact name of registrant as specified in its charter)

California	0-13851	95-2848021
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10280 Camino Santa Fe, San Diego, California 92121

(Address of principal executive offices)

Registrant's telephone number: (858) 625-2633

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other events.

On January 10, 2006, Nitches, Inc. issued a press release announcing that it had entered into a licensing partnership with the Dockers® brand from Levi Strauss & Co. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release of the Registrant dated January 10, 2006.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

NITCHES, INC.
Registrant

January 12, 2006	By:	/s/ Steven P. Wyandt

Steven P. Wyandt As Principal Financial Officer
and on behalf of the Registrant

Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Registrant dated January 10, 2006.

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